THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

                                     OPTION

        This OPTION (the "Option") is granted as of the 8 day of December, 1999 by I.T. Technology, Inc., a Delaware corporation (the "Issuer"), to Cheski (Jonathan) Malamud ("Holder").

                                     RECITAL

        In consideration for Holder's agreement to serve as a senior executive officer of the Issuer's subsidiary, Stampville.com, Inc., the Issuer has agreed to issue to Holder, Options, permitting the Holder purchase of One Million Six Hundred Thousand (1,600,000) shares of the Common Stock of the Issuer (subject to adjustment pursuant to Section 13 below) on the terms and conditions set forth below (collectively, the "Option Shares").

                                    AGREEMENT

        NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Issuer and Holder agree as follows:

        1.      GRANT OF OPTION.

        The Issuer hereby grants to Holder the right and option (the "Option"), upon the terms and subject to the conditions set forth in this Option, to purchase the Option Shares, at a per share exercise price equal to $1.25 per share (the "Exercise Price").

        2.      TERM OF OPTION.

        The Option shall terminate and expire at 5:00 p.m., New York time, on the fifth (5th) anniversary of the date which is the "Vesting Date", as defined in Section 3(a) below (the "Option Expiration Date").

        3.      VESTING OF OPTION.

               (a) No portion of the Option will be exercisable until the occurance of both of the following:

                      (i) the public sale of at least $10,000,000 of the Issuer's equity securities through an effective Registration Statement under the Securities Act or the investment by the Issuer of an additional $5,000,000 in Stampville.com, Inc.("Stampville") above the "Stage One" Investment, as such term is defined in the Stock Purchase Agreement dated as of June 18, 1999 between the Issuer and Stampville; and

                      (ii) the second anniversary of the date of this Option (the "Vesting Date").

               (b) Commencing on the Vesting Date, the Holder may purchase up to 320,000 shares issuable upon the exercise of the Option or 20% of the Option; thereafter the Holder may purchase up to the following amounts of shares issuable upon the exercise of the Option:

                      (i) commencing one year after the Vesting Date, the Holder may purchase up to an aggregate of 640,000 shares issuable upon the exercise of the Option or 40% of the Option;

                      (ii) commencing two years after the Vesting Date, the Holder may purchase up to an aggregate of 960,000 shares issuable upon the exercise of the Option or 60% of the Option;

                      (iii) commencing three years after the Vesting Date, the Holder may purchase up to an aggregate of 1,280,000 shares issuable upon the exercise of the Option or 80% of the Option; and

                      (iv) commencing four years after the Vesting Date, the Holder may purchase up to an aggregate of 1,600,000 shares issuable upon the exercise of the Option or 100% of the Option.

               (c) Notwithstanding anything to the contrary contained in this Option, the Option may not be exercised unless and until any then-applicable requirements of all state and federal securities laws shall have been fully complied with to the reasonable satisfaction of the Issuer and its counsel; provided, however, that the Issuer use its best efforts to comply with the requirements of all such state and federal securities laws.

        4.      EXERCISE OF OPTION.

        There is no obligation to exercise the Option, but the Option may be exercised in whole or in part at any time or from time to time on or prior to the Option Expiration Date. A new Option shall be issued for the amount of unexercised shares. The Option must be exercised by delivery to the Issuer of:

               (a) written notice of exercise in substantially the form of Exhibit "A" attached to this Option; and

               (b) payment of the Exercise Price of the Option Shares pursuant to Section 5.

        Upon receipt of the foregoing, the Issuer shall promptly issue in the name of the Holder one or more stock certificates evidencing the Option Shares issued pursuant to such exercise and deliver such certificate(s) to the Holder in such denominations as the Holder shall request.

        5.      DELIVERY OF SHARES; PAYMENT OF EXERCISE PRICE.

        Payment of the Exercise Price may be made as follows: (i) in United States currency by wire transfer to an account designated by the Issuer or by cash or by delivery of a certified check, bank draft or postal or express money order payable to the order of the Issuer, or (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a "cashless exercise"); (iii) in the discretion of the Issuer, upon such terms as the Issuer shall approve, the Holder may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Issuer's Common Stock owned by the Holder, duly endorsed for transfer to the Issuer, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is thereby exercised (a "stock-for-stock exercise"), or (iv) in the discretion of the Issuer, upon such terms as the Issuer shall approve, the Holder may pay all or a portion of the purchase price for the number of shares being purchased by withholding shares of stock from any transfer or payment to the Optionee ("stock withholding exercise").

        6.      RESTRICTIONS ON OPTION SHARES.

               (a) Each certificate for Option Shares issued upon the exercise of the Option, shall be stamped or otherwise imprinted with a legend in substantially the following form:

               (b) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

        7.      REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

        The Issuer represents and Options that it has properly set aside and reserved from its authorized but unissued shares of Common Stock, and will at all times maintain as reserved, a number of shares equal to the Option Shares. The Option Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessible and free from all preemptive rights of any shareholders and free of all taxes, liens and charges with respect to the issuance thereof. Except as expressly set forth in this Section 7., the Issuer has made no representation, warranty, covenant or agreement regarding the Option, the shares issuable in connection therewith or any other matter relating thereto. including but not limited to whether or not the Issuer shall file a registration statement with the Securities and Exchange Commission (the SEC"), if such a registration statement is filed, whether the SEC will declare the registration Statement effective or if declared effective, whether the Issuer will successfully raise $10,000,000 pursuant to such Registration Statement. Notwithstanding the foregoing, in the event such registration statement is filed with the SEC and declared effective, the Issuer agrees to use its reasonable best efforts to register the offer and sale and or resale of the shares issuable upon the exercise of the Option on a Form S-8 Registration Statement and, if necessary, a Form S-3 Prospectus contained therein, prior to the initial vesting date of the Options.

        8.      RESERVE.

        The Issuer shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of maintaining a reserve equal to the number of Option Shares, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the issuance of Common Stock upon exercise of the Option, the Issuer shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In the event of the consolidation or merger of the Issuer with another corporation where the Issuer is not the surviving corporation, effective provision shall be made in the Certificate or Articles of Incorporation, documents of merger or consolidation, or otherwise, of the surviving corporation so that such corporation will at all times reserve and keep available a sufficient number of shares of Common Stock or other securities or property to provide for the Option in accordance with the provisions of this Section 8.

        9.      NO RIGHTS AS STOCKHOLDER.

        Holder shall have no rights as a stockholder of the Issuer with respect to the Option Shares until the date the exercise notice is received by the Issuer together with payment (the "Exercise Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

        10.     LOST, MUTILATED OR MISSING OPTION.

        Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in the case of loss, theft or destruction, upon receipt of indemnification, or, in the case of mutilation, upon surrender and cancellation of the mutilated Option, the Issuer shall execute and deliver a new Option of like tenor and representing the right to purchase the same aggregate number of Option Shares.

        11.     TAXES.

        The Issuer shall pay all expenses, taxes and owner charges payable in connection with the preparation, issuance and delivery of certificates for the Option Shares and any new Options, except that if the certificates for the Option Shares or the new Options are to be registered in a name or names other than the name of the Option Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Option Holder at the time of its delivery of the Notice of Exercise or promptly upon receipt of a written request by the Issuer for payment

        12.     NO IMPAIRMENT.

        The Issuer will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Option and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

        13.     ADJUSTMENT.

               (a) If outstanding shares of the Common Stock of the Issuer shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Issuer convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), shall be paid or distributed in respect to the Common Stock of the Issuer, the number of Option Shares for which this Option may be exercised immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or other distribution, be proportionately increased, and conversely, if outstanding shares of the Common Stock of the Issuer shall be combined into a smaller number of shares, the number of Option Shares for which this Option may be exercised prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately decreased. Any adjustment to the Option Shares under this Section 13(a) shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

               (b) In the event the Issuer at any time, or from time to time, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Issuer other than shares of Common Stock or securities convertible into or exchangeable for Common Stock, or other property or assets (other than cash) then and in each such event, provision shall be made so that the Holders of the Options shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Issuer or other property or assets which they would have received had their Options been exercised in full on the date of such event and had thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or other property or assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 13(b) with respect to the rights of the Holders.

               (c) In the event of any recapitalization, consolidation, merger or reorganization ("Reorganization"), the Holder of the Options shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to any such Reorganization, upon exercise of the Option the kind and number of shares of Common Stock or other securities or property (including cash) of the Issuer, which the Holder would have received in connection with the Reorganization as the holder of the number of shares of Common Stock into which the Option could have been exercised in full immediately prior to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holders, to the end that the provisions set forth herein (including the specified changes and other adjustments to the number of Option Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, to such other securities or property thereafter receivable upon issuance of the Option Shares. The provisions of this Section 13(c) shall similarly apply to successive Reorganizations. For purposes of this
Section 13, the term "Reorganization" shall mean include the sale of all or substantially all of the assets of the Issuer or the acquisition of the Issuer by another entity by means of a merger, consolidation or other reorganization.

               (d) In addition to the adjustments to the number of Option Shares or other property receivable upon exercise of the Options as provided in Sections 13(a), (b) and (c) above, the Exercise price per Option Share shall be appropriately adjusted so that the aggregate exercise price shall remain constant.

        14.     NOTICES OF CHANGE.

               (a) The Company shall give written notice to the Holder at least ten (10) business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

               (b) The Company shall also give written notice to the Holder at least twenty (20) business days prior to the date on which a Reorganization shall take place.

        15.     CERTIFICATE OF ADJUSTMENT.

        Within thirty (30) days following any event requiring an adjustment or readjustment of the number of shares of Common Stock or other securities issuable upon exercise of the Option, the Issuer, at its expense, shall cause a nationally recognized firm of independent public accountants selected by the Issuer to compute such adjustment or readjustment in accordance with this Option and to prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first-class mail, postage prepaid, to the Holder at the address set forth in Section 17(b). The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

        16.     MODIFICATION.

        The Board or a committee thereof may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option or Option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made without the written consent of Holder.

        17.     GENERAL PROVISIONS.

               (a) FURTHER ASSURANCES. Holder shall promptly take all actions and execute all documents requested by the Issuer, which the Issuer deems to be reasonably necessary to effectuate the terms and intent of this Option.

               (b) NOTICES. All notices, requests, demands and other communications under this Option shall be in writing and shall be given to the parties hereto as follows:

                             If to the Issuer, to:

                             I.T. Technology, Inc.

                             ----------------------

                             ----------------------

                             ----------------------

                             If to Holder, to:

                             ----------------------

                             ----------------------

                             ----------------------

or at such other address or addresses as may have been furnished by either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, two days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subparagraph
(b).

               (c) GOVERNING LAW. THIS OPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE. JURISDICTION AND VENUE OVER ANY LEGAL ACTION BROUGHT HEREUNDER SHALL RESIDE EXCLUSIVELY IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY SUCH LEGAL ACTIONS.

               (d) ATTORNEYS' FEES. In the event that any action, suit or arbitration or other proceeding is instituted upon any breach of this Option, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including reasonable attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom).

               (e) AMENDMENT; WAIVER. This Option shall be binding upon and inure to the benefit of the Holder and the Issuer and their respective successors, heirs and personal representatives. No provision of this Option may be amended or waived unless in writing signed by the Holder and the Issuer. Waiver of any one provision of this Option shall not be deemed to be a waiver of any other provision.

        IN WITNESS WHEREOF, the Issuer has caused this Option to be executed as of the date first above written.

                                     I.T. TECHNOLOGY, INC.





                                     By: /s/ JONATHAN HERZOG
                                        -------------------------------




AGREED TO AND ACCEPTED

THIS 10th DAY OF FEBRUARY 2000



by: /s/ C. JONATHAN MALAMUD
   -------------------------------
    Jonathan (Chesky) Malamud

                                   EXHIBIT "A"

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)



TO: I.T. Technology, Inc.

        The undersigned hereby irrevocably elects to exercise the purchase right represented by the Option granted to the undersigned on ___________, 1999 and to purchase thereunder _______ shares of Common Stock of I.T. Technology, Inc., a Delaware corporation (the "Issuer). The closing of the exercise of the purchase right shall take place at _____ on ________________, _____ at the principal executive office of the Issuer located at __________________________________.



                                    [Holder]



                                    By:
                                       --------------------------------
                                    Its:
                                        -------------------------------